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                                                      Exhibit 10.18
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                     FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT
                          AND NON-COMPETITION AGREEMENT

         Reference is made to an Executive Employment and Non-Competition Agreement dated as of November 25, 1997 by and between Holmes Products Corp., a Massachusetts corporation (the "Company") and Jordan A. Kahn, a resident of Wellesley, Massachusetts (the "Executive") (the "Employment Agreement").

         WHEREAS, the Company and the Employee desire to amend the Employment Agreement to increase the amount of the base compensation payable thereunder and to extend the term thereof, all in conjunction with the acquisition this date by the Company of The Rival Company;

         NOW, THEREFORE, in consideration of the foregoing premise and for one dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby agree as follows:

         1. Section 2 of the Employment Agreement is hereby amended, effective as of the date hereof, to delete the first sentence thereof and insert the following in lieu thereof:

                  "Unless sooner terminated as provided in Section 7, the term of employment of this Agreement shall begin on the date of the Employment Agreement and shall conclude on January 31, 2002 (the "Term")."

         2. Section 4 of the Employment Agreement is hereby amended, effective as of the date hereof, to change the amount of the Base Salary payable to the Executive thereunder from $400,000 to $500,000 per calendar year, payable at the times and in the manner set forth in the Employment Agreement.

         3. As amended hereby, the Employment Agreement is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have duly executed this amendment as a sealed instrument on this 5th day of February, 1999.

                                     HOLMES PRODUCTS CORP.


                                     By: /s/ Ira B. Morgenstern
                                         ---------------------------------------
                                         Name: Ira B. Morgenstern
                                         Title:  Senior Vice President - Finance
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                                     /s/ Jordan A. Kahn
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                                     Jordan A. Kahn